CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Agro Sciences Corp. (the “Company”) on Form 10-K for the year ended September 30, 2008, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Zhengquan Wang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 13, 2009	/s/ Zhengquan Wang
Zhengquan Wang
President, Director, Chief Executive Officer, Chief Financial Officer